                             DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                             ------------------------------
                             ----------------------

                           MUNICIPAL INVESTMENT TRUST FUND
                           MULTISTATE SERIES--413
                           (A UNIT INVESTMENT TRUST)
                           -  FLORIDA AND NEW YORK PORTFOLIOS
                           -  PORTFOLIOS OF INSURED LONG-TERM MUNICIPAL BONDS
                           -  DESIGNED TO BE FREE OF REGULAR FEDERAL INCOME TAX
                           -  EXEMPT FROM SOME STATE TAXES
                           -  DISTRIBUTIONS TWICE A YEAR

SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith
Incorporated               -----------------------------------------------------
Salomon Smith Barney Inc.  The Securities and Exchange Commission has not
Prudential Securities      approved or disapproved these Securities or passed
Incorporated               upon the adequacy of this prospectus. Any
PaineWebber Incorporated   representation to the contrary is a criminal offense.
Dean Witter Reynolds Inc.  Prospectus dated January 28, 2000.

--------------------------------------------------------------------------------

Def ined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS
                                       PAGE
                                        --
Florida Insured Portfolio
  Risk/Return Summary and
  Portfolio..........................    3
New York Insured Portfolio
  Risk/Return Summary and
  Portfolio..........................    6
What You Can Expect From Your
  Investment.........................   10
  Income Twice A Year................   10
  Return Figures.....................   10
  Records and Reports................   10
The Risks You Face...................   11
  Interest Rate Risk.................   11
  Call Risk..........................   11
  Reduced Diversification Risk.......   11
  Liquidity Risk.....................   11
  Concentration Risk.................   11
  State Concentration Risks..........   12
  Bond Quality Risk..................   13
  Insurance Related Risk.............   13
  Litigation and Legislation Risks...   14
Selling or Exchanging Units..........   14
  Sponsors' Secondary Market.........   14
  Selling Units to the Trustee.......   14
  Exchange Option....................   15
How The Fund Works...................   15
  Pricing............................   15
  Evaluations........................   16
  Income.............................   16
  Expenses...........................   16
  Portfolio Changes..................   17
  Fund Termination...................   17
  Certificates.......................   17
  Trust Indenture....................   17
  Legal Opinion......................   18
  Auditors...........................   18
  Sponsors...........................   18
  Trustee............................   19
  Underwriters' and Sponsors'
    Profits..........................   19
  Public Distribution................   19
  Code of Ethics.....................   19
  Year 2000 Issues...................   20
Taxes................................   20
Supplemental Information.............   21
Financial Statements.................   22
  Report of Independent Accountants..   22
  Statements of Condition............   22

--------------------------------------------------------------------------------

FLORIDA INSURED PORTFOLIO--RISK/RETURN SUMMARY

 1.  WHAT IS THE FUND'S OBJECTIVE?
     The Fund seeks interest income that is
     exempt from regular federal income taxes and some state and local taxes by investing in a fixed portfolio consisting primarily of long- term municipal revenue bonds.

 2.  WHAT ARE MUNICIPAL REVENUE BONDS?
     Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, healthcare facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.

 3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?

  -  The Fund plans to hold to maturity 7
     long-term municipal bonds with an
     aggregate face amount of $3,500,000 and
     some short-term bonds reserved to pay
     the deferred sales fee. The Fund is a
     unit investment trust which means that,
     unlike a mutual fund, the Fund's
     portfolio is not managed.
  -  The bonds are rated AAA or Aaa by
     Standard & Poor's, Moody's or Fitch.
  -  Most of the bonds cannot be called for
     several years, and after that they can
     be called at a premium declining over
     time to par value. Some bonds may be
     called earlier at par for extraordinary
     reasons.
  -  100% of the bonds are insured by
     AAA-rated insurance companies that
     guarantee timely payments of principal
     and interest on the bonds (but not Fund
     units or the market value of the bonds
     before they mature).

     The Portfolio consists of municipal
     bonds of the following types:

  -  Airports/Ports/Highways              14%
  -  Hospitals/Health Care                 28%
  -  Lease Rental                         15%
  -  Municipal Water/Sewer Utilities       28%
  -  Special Tax                           15%

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE FUND.
     THIS CAN HAPPEN FOR VARIOUS REASONS,
     INCLUDING:

  - Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.

  - Because the Portfolio is concentrated in hospital/health care and municipal water/sewer utility bonds, adverse developments in these sectors may affect the value of your units. These risks are discussed later in this prospectus under Concentration Risk.

  - Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.

  -  The Fund will receive early returns of
     principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

     ALSO, THE PORTFOLIO IS CONCENTRATED IN
     FLORIDA BONDS SO IT IS LESS DIVERSIFIED THAN
     A NATIONAL FUND AND IS SUBJECT TO RISKS
     PARTICULAR TO FLORIDA, WHICH ARE BRIEFLY
     DESCRIBED LATER IN THIS PROSPECTUS UNDER
     STATE CONCENTRATION RISKS.

     DEFINING YOUR INCOME
     AND ESTIMATING YOUR RETURN

     WHAT YOU MAY EXPECT (Record Day: 10th day of
     each February and August)
     First payment per 1,000 units (8/25/00):        $27.91
     Regular Semi-Annual Income per 1,000 units
     (each February and August beginning 2/25/01):   $26.17
     Annual Income per 1,000 units:                  $52.34
     THESE FIGURES ARE ESTIMATES ON THE BUSINESS DAY BEFORE
     THE INITIAL DATE OF DEPOSIT; ACTUAL PAYMENTS MAY VARY.
     Estimated Current Return                         5.61%
     Estimated Long Term Return                       5.79%
     RETURNS WILL VARY (SEE PAGE 10).

--------------------------------------------------------------------------------
                           FLORIDA INSURED PORTFOLIO
------------------------------------------------------------------------

Multistate Series--413

                                                                          RATING             COST
PORTFOLIO TITLE                                COUPON   MATURITY (1)   OF ISSUES (2)     TO FUND (3)
-------------------------------------------------------------------------------------------------------

AIRPORTS/PORTS/HIGHWAYS (14%):

 1. $500,000 Miami-Dade Cnty. Expwy. Auth.,    6.375%         7/1/29    AAA             $   519,510.00
    FL, Toll Sys. Rev. Bonds, Ser. 2000
    (Financial Guaranty Ins.)

HOSPITAL/HEALTH CARE (28%):

 2. $500,000 City of Tampa, FL, Hlth. Sys.      4.75        11/15/28    AAA                 397,550.00
    Rev. Bonds (Catholic Hlth. East Issue)
    Ser. 1998 A-3 (MBIA Ins.)

 3. $500,000 Orange Cnty. Hlth. Fac. Auth.,     5.50          7/1/32    AAA                 457,800.00
    FL, Tax-Exempt Mtge. Rev. Bonds (South
    Central Nursing Homes, Inc. Proj.), Ser.
    1999 A (FSA Ins.)

LEASE RENTAL (15%):

 4. $500,000 School Bd. of Hillsborough        5.375          7/1/21    AAA                 456,945.00
    Cnty., FL, Master Lease Prog., Certs. of
    Part., Ser. 1994 (MBIA Ins.)

 5. $25,000 Palm Beach Cnty., FL, Criminal      5.00          6/1/02    AAA                  25,301.25
    Justice Facs. Rev. Rfdg. Bonds, Ser. 1993
    (Financial Guaranty Ins.) (4)

MUNICIPAL WATER/SEWER UTILITIES (28%):

 6. $500,000 Tampa Bay Wtr., FL, A Regional     6.00         10/1/24    AAA                 500,000.00
    Wtr. Supply Auth., Util. Sys. Rev. Bonds,
    Ser. 1999 (Financial Guaranty Ins.)

 7. $500,000 Lee Cnty., FL, Wtr. and Swr.       5.00         10/1/29    AAA                 418,985.00
    Rev. Bonds, Ser. 1999 A (AMBAC Ins.)

SPECIAL TAX (15%):

 8. $40,000 City of St. Petersburg, FL, Util.   5.70          6/1/01    AAA                  40,747.60
    Tax Rfdg. Rev. Bonds, Ser. 1992 (AMBAC
    Ins.) (4)

 9. $500,000 Miami-Dade Cnty., FL, Sub. Spec.   5.00         10/1/37    AAA                 409,790.00
    Oblig. Bonds, Ser. 1997 B (MBIA Ins.)
                                                                                        --------------
                                                                                        $ 3,226,628.85
                                                                                        ==============

----------------------------
(1) Approximately 43% of the long-term bonds are callable beginning in 2008; 29% are callable in 2009, and the remaining long-term bonds, are callable in 2010 and later. Some bonds could be called earlier under extraordinary circumstances.
(2) All ratings are by Standard & Poor's Ratings Group unless followed by "(m)", which indicates a Moody's Investors Service rating or by "(f)", which indicates a Fitch IBCA, Inc. rating. An AAA rating indicates highest quality bonds with a very strong capacity to pay interest and repay principal.
(3) Approximately 16% of the bonds were deposited at a premium; 14% at par and 70% at a discount from par. Sponsors' profit on deposit was $34,310.90.
(4) The interest and principal on these bonds will be used to pay the deferred sales charge obligations of the investors, and these amounts are not included in the calculation of Estimated Current and Long Term Returns.
                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   BONDS FROM THOSE DESCRIBED ABOVE.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want income free from regular federal tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
     The Fund is NOT appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

     INVESTOR FEES

     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)                                 2.90%

     You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $19.00 per 1,000 units ($2.38 per 1,000 units quarterly in the first year and $2.37 per 1,000 units quarterly in the second year). Employees of some of the Sponsors and their affiliates may pay a reduced sales fee of at least $5.00 per 1,000 units.

     The maximum sales fee is reduced if you invest at least $100,000, as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $100,000            2.90%
     $100,000 to $249,999          2.65%
     $250,000 to $499,999          2.40%
     $500,000 to $999,999          2.15%
     $1,000,000 and over           1.90%

     Maximum Exchange Fee          1.90%

     ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                      AS A % OF        AMOUNT
                                       $1,000        PER 1,000
                                      INVESTED         UNITS
                                      ---------      ---------
                                       .068  %         $0.63
     Trustee's Fee
                                       .049  %         $0.46
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
     (including updating
     expenses)
                                       .041  %         $0.37
     Evaluator's Fee
                                       .052  %         $0.48
     Other Operating Expenses
                                      -------          -----
                                       .210  %         $1.94
     TOTAL

                                                       AMOUNT
                                                     PER 1,000
                                                       UNITS
                                                     ---------
                                                       $2.00
     ORGANIZATION COSTS (deducted from
     Fund assets at the close of the
     initial offering period)

     The Sponsors historically paid organization costs and updating expenses.

     EXAMPLE
     This example may help you compare the cost of investing in the Fund to the cost of investing in other funds.
     The example assumes that you invest $10,000 in the Fund for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year  3 Years  5 Years  10 Years
      $331    $377     $427      $575

     You will pay the following expenses if you do not sell your units:

     1 Year  3 Years  5 Years  10 Years
      $236    $377     $427      $575

 7.  HOW HAVE SIMILAR FUNDS PERFORMED IN THE PAST?

     IN THE FOLLOWING CHART WE SHOW PAST PERFORMANCE
     OF PRIOR FLORIDA PORTFOLIOS, WHICH HAD
     INVESTMENT OBJECTIVES, STRATEGIES AND TYPES OF
     BONDS SUBSTANTIALLY SIMILAR TO THIS FUND. THESE
     PRIOR SERIES DIFFERED IN THAT THEY CHARGED A
     HIGHER SALES FEE. These prior Florida Series were offered after 1987 and were outstanding on December 31, 1999. OF COURSE, PAST PERFORMANCE
     OF PRIOR SERIES IS NO GUARANTEE OF FUTURE
     RESULTS OF THIS FUND.

     AVERAGE ANNUAL COMPOUND TOTAL RETURNS
     FOR PRIOR SERIES
     REFLECTING ALL EXPENSES. FOR PERIODS ENDED
     12/31/99.

 -------------------------------------------------------------------

 High                    4.18%     6.26%     5.37%     4.34%     7.45%     5.96%
 Average                 -3.40      5.16      5.27     -1.58      6.23      5.86
 Low                     -11.09     3.16      5.17     -8.35      3.93      5.76

 -----------------------------------------------------------

 Average
 Sales fee               1.93%     5.28%     5.82%

 -----------------------------------------------------------

NOTE: ALL RETURNS REPRESENT CHANGES IN UNIT PRICE WITH DISTRIBUTIONS REINVESTED
 INTO THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM.

 8.  IS THE FUND MANAGED?

     Unlike a mutual fund, the
     Fund is not managed and bonds
     are not sold because of
     market changes. Rather,
     experienced Defined Asset
     Funds financial analysts
     regularly review the bonds in
     the Fund. The Fund may sell a
     bond if certain adverse
     credit or other conditions
     exist.

 9.  HOW DO I BUY UNITS?

     The minimum investment is
     $250.

     You can buy units from any of
     the Sponsors and other
     broker-dealers. The Sponsors
     are listed later in this
     prospectus. Some banks may
     offer units for sale through
     special arrangements with the
     Sponsors, although certain
     legal restrictions may apply.

     UNIT PRICE PER 1,000
     UNITS           $933.01
     (as of January 27, 2000)

     Unit price is based on the
     net asset value of the Fund
     plus the up-front sales fee.
     An amount equal to any
     principal cash, as well as
     net accrued but undistributed
     interest on the unit, is
     added to the unit price. Unit
     price also includes the
     estimated organization costs
     shown on page 7, to which no
     sales fee has been applied.
     An independent evaluator
     prices the bonds at 3:30 p.m.
     Eastern time every business
     day. Unit price changes every
     day with changes in the
     prices of the bonds in the
     Fund.

     UNIT PAR VALUE          $1.00
     Unit par value means the
     total amount of money you
     should generally receive on
     each unit by the termination
     of the Fund (other than
     interest and premium on the
     bonds). This total amount
     assumes that all bonds in the
     Fund are either paid at
     maturity or called by the
     issuer at par or are sold by
     the Fund at par. If you sell
     your units before the Fund
     terminates, you may receive
     more or less than the unit
     par value.

10.  HOW DO I SELL UNITS?

     You may sell your units at
     any time to any Sponsor or
     the Trustee for the net asset
     value determined at the close
     of business on the date of
     sale, less any remaining
     deferred sales fee. You will
     not pay any other fee when
     you sell your units.
11.  HOW ARE DISTRIBUTIONS MADE
     AND TAXED?

     The Fund pays income twice a
     year.

     In the opinion of bond
     counsel when each bond was
     issued, interest on the bonds
     in this Fund is generally
     100% exempt from regular
     federal income tax.
     You will also receive
     principal payments if bonds
     are sold or called or mature,
     when the cash available is
     more than $10.00 per 1,000
     units. You will be subject to
     tax on any gain realized by
     the Fund on the disposition
     of bonds.

12.  WHAT OTHER SERVICES ARE
     AVAILABLE?

     REINVESTMENT
     You will receive your income
     in cash unless you choose to
     compound your income by
     reinvesting with no sales fee
     in the Municipal Fund
     Investment Accumulation
     Program, Inc. This program is
     an open-end mutual fund with
     a comparable investment
     objective. Income from this
     program will generally be
     subject to state and local
     income taxes. FOR MORE
     COMPLETE INFORMATION ABOUT
     THE PROGRAM, INCLUDING
     CHARGES AND FEES, ASK THE
     TRUSTEE FOR THE PROGRAM'S
     PROSPECTUS. READ IT CAREFULLY
     BEFORE YOU INVEST. THE
     TRUSTEE MUST RECEIVE YOUR
     WRITTEN ELECTION TO REINVEST
     AT LEAST 10 DAYS BEFORE THE
     RECORD DAY OF AN INCOME
     PAYMENT.

     EXCHANGE PRIVILEGES
     You may exchange units of
     this Fund for units of
     certain other Defined Asset
     Funds. You may also exchange
     into this Fund from certain
     other funds. We charge a
     reduced sales fee on
     exchanges.

--------------------------------------------------------------------------------

NEW YORK INSURED PORTFOLIO--RISK/RETURN SUMMARY


 1.  WHAT IS THE FUND'S OBJECTIVE?
     The Fund seeks interest income that is
     exempt from regular federal income taxes and some state and local taxes by investing in a fixed portfolio consisting primarily of long- term municipal revenue bonds.

 2.  WHAT ARE MUNICIPAL REVENUE BONDS?
     Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, healthcare facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.

 3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?

  -  The Fund plans to hold to maturity 7
     long-term municipal bonds with an
     aggregate face amount of $4,500,000, and some short-term bonds reserved to pay the deferred sales fee. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
  -  The bonds are rated AAA or Aaa by
     Standard & Poor's, Moody's or Fitch.
  -  Most of the bonds cannot be called for
     several years, and after that they can
     be called at a premium declining over
     time to par value. Some bonds may be
     called earlier at par for extraordinary
     reasons.
  -  100% of the bonds are insured by
     AAA-rated or Aaa-rated insurance
     companies that guarantee timely payments of principal and interest on the bonds
     (but not Fund units or the market value
     of the bonds before they mature).

     The Portfolio consists of municipal
     bonds of the following types:



  -  Airports/Ports/Highways                  16%
  -  General Obligation                        2%
  -  Hospitals/Health Care                    31%
  -  Lease Rental                             30%
  -  Municipal Water/Sewer Utilities          21%


 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     FUND. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  Rising interest rates, an issuer's
     worsening financial condition or a drop
     in bond ratings can reduce the price of
     your units.

  - Because the Portfolio is concentrated in hospital/health care and lease rental bonds, adverse developments in these sectors may affect the value of your units.

  -  Assuming no changes in interest rates,
     when you sell your units, they will
     generally be worth less than your cost
     because your cost included a sales fee.

  -  The Fund will receive early returns of
     principal if bonds are called or sold
     before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

     ALSO, THE PORTFOLIO IS CONCENTRATED IN
     NEW YORK BONDS SO IT IS LESS DIVERSIFIED
     THAN A NATIONAL FUND AND IS SUBJECT TO
     RISKS PARTICULAR TO NEW YORK, WHICH ARE
     BRIEFLY DESCRIBED LATER IN THIS
     PROSPECTUS UNDER STATE CONCENTRATION
     RISKS.


     DEFINING YOUR INCOME
     AND ESTIMATING YOUR RETURN

     WHAT YOU MAY EXPECT (Record Day: 10th day of
     each February and August)
     First payment per 1,000 units (8/25/00):        $28.13
     Regular Semi-Annual Income per 1,000 units
     (each February and August beginning 2/25/01):   $26.37
     Annual Income per 1,000 units:                  $52.75
     THESE FIGURES ARE ESTIMATES ON THE BUSINESS DAY BEFORE
     THE INITIAL DATE OF DEPOSIT; ACTUAL PAYMENTS MAY VARY.
     Estimated Current Return                         5.69%
     Estimated Long Term Return                       5.88%
     RETURNS WILL VARY (SEE PAGE 10).

--------------------------------------------------------------------------------
                           NEW YORK INSURED PORTFOLIO
------------------------------------------------------------------------

Multistate Series--413

                                                                          RATING             COST
PORTFOLIO TITLE                                COUPON   MATURITY (1)   OF ISSUES (2)     TO FUND (3)
-------------------------------------------------------------------------------------------------------


AIRPORTS/PORTS/HIGHWAYS (16%):


 1. $750,000 New York City Transit Auth., NY,   5.25%         1/1/29    AAA             $   650,190.00
    Metro. Trans. Auth., Triborough Bridge
    and Tunnel Auth., Certs. Of Part., Ser.
    1999 A (AMBAC Ins.)


GENERAL OBLIGATION (2%):



 2. $15,000 Frewsburg Central Sch. Dist.,       5.40         6/15/02    Aaa(m   )            15,301.05
    Chautauqua Cnty., NY, Sch. Dist. Serial
    Bonds-2000 (FSA Ins.)(4)

 3. $60,000 County of Nassau, NY, Serial Gen.   5.25          9/1/01    AAA                  60,866.40
    Imp. Bonds, Ser. D (FSA Ins.)(4)



HOSPITALS/HEALTH CARE (31%):



 4. $700,000 Dormitory Auth. of the State of    5.45          8/1/29    AAA                 624,960.00
    New York, Montefiore Med. Ctr., FHA-Ins.
    Mtge. Hosp. Rev. Bonds, Ser. 1999 (AMBAC
    Ins.)

 5. $5,000 Dormitory Auth. of the State of      4.50          7/1/02    AAA                   4,982.80
    New York, New Island Hosp., Ins. Rev.
    Bonds, Ser. 1999 A (AMBAC Ins.)(4)

 6. $700,000 Dormitory Auth. of the State of    5.375         8/1/27    AAA                 620,018.00
    New York, United Hlth. Svcs. Hosp., Inc.,
    FHA-Ins. Mtge. Hosp. Rev. Bonds, Ser.
    1997 (AMBAC Ins.)



LEASE RENTAL (30%):


 7. $700,000 Dormitory Auth. of the State of    5.75         5/15/30    AAA                 666,260.00
    New York, Court Facs. Lease Rev. Bonds
    (The City of New York Issue), Ser. 1999
    (AMBAC Ins.)

 8. $700,000 New York State Urban Dev. Corp.,   5.70          1/1/27    AAA                 654,409.00
    Corr. Cap. Facs. Rev. Bonds, Ser. 7 (MBIA
    Ins.)

MUNICIPAL WATER/SEWER UTILITIES (21%):


 9. $700,000 New York City Mun. Wtr. Fin.       5.125        6/15/30    AAA                 589,218.00
    Auth., Wtr. and Swr. Sys. Rev. Bonds,
    Fiscal 1998 Ser. B (Financial Guaranty
    Ins.)

10. $250,000 Water Auth. of Western Nassau      5.65          5/1/26    AAA                 233,787.50
    Cnty., NY, Wtr. Sys. Rev. Bonds, Ser 1996
    (AMBAC Ins.)
                                                                                        --------------
                                                                                        $ 4,119,992.75
                                                                                        ==============


----------------------------
(1) Approximately 6% of the long-term bonds are callable beginning in 2006; 31% are callable in 2007, 16% are callable in 2008 and the remaining long-term bonds are callable in 2009 and later. Some bonds could be called earlier under extraordinary circumstances.
(2) All ratings are by Standard & Poor's Ratings Group unless followed by "(m)", which indicates a Moody's Investors Service rating or by "(f)", which indicates a Fitch IBCA, Inc. rating. An AAA rating indicates highest quality bonds with a very strong capacity to pay interest and repay principal.
(3) Approximately 2% of the bonds were deposited at a premium and 98% at a discount from par. Sponsors' profit on deposit was $43,349.90.
(4) The interest and principal on these bonds will be used to pay the deferred sales charge obligations of the investors, and these amounts are not included in the calculation of Estimated Current and Long Term Returns.
                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   BONDS FROM THOSE DESCRIBED ABOVE.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want income free from regular federal tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
     The Fund is NOT appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

     INVESTOR FEES

     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)                                 2.90%

     You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $19.00 per 1,000 units ($2.38 per 1,000 units quarterly in the first year and $2.37 per 1,000 units quarterly in the second year). Employees of some of the Sponsors and their affiliates may pay a reduced sales fee of at least $5.00 per 1,000 units.

     The maximum sales fee is reduced if you invest at least $100,000, as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $100,000            2.90%
     $100,000 to $249,999          2.65%
     $250,000 to $499,999          2.40%
     $500,000 to $999,999          2.15%
     $1,000,000 and over           1.90%

     Maximum Exchange Fee          1.90%

     ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                      AS A % OF        AMOUNT
                                       $1,000        PER 1,000
                                      INVESTED         UNITS
                                      ---------      ---------
                                       .069  %         $0.63
     Trustee's Fee
                                       .050  %         $0.46
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
     (including updating
     expenses)
                                       .032  %         $0.29
     Evaluator's Fee
                                       .040  %         $0.37
     Other Operating Expenses
                                      -------          -----
                                       .191  %         $1.75
     TOTAL


                                                       AMOUNT
                                                     PER 1,000
                                                       UNITS
                                                     ---------
                                                       $2.00
     ORGANIZATION COSTS (deducted from
     Fund assets at the close of the
     initial offering period)

     The Sponsors historically paid organization costs and updating expenses.

     EXAMPLE
     This example may help you compare the cost of investing in the Fund to the cost of investing in other funds.
     The example assumes that you invest $10,000 in the Fund for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year  3 Years  5 Years  10 Years
      $329    $371     $417      $551

     You will pay the following expenses if you do not sell your units:

     1 Year  3 Years  5 Years  10 Years
      $234    $371     $417      $551

 7.  HOW HAVE SIMILAR FUNDS PERFORMED IN THE PAST?

     IN THE FOLLOWING CHART WE SHOW PAST PERFORMANCE
     OF PRIOR NEW YORK PORTFOLIOS, WHICH HAD
     INVESTMENT OBJECTIVES, STRATEGIES AND TYPES OF
     BONDS SUBSTANTIALLY SIMILAR TO THIS FUND. THESE
     PRIOR SERIES DIFFERED IN THAT THEY CHARGED A
     HIGHER SALES FEE. These prior New York Series were offered after 1987 and were outstanding on December 31, 1999. OF COURSE, PAST PERFORMANCE
     OF PRIOR SERIES IS NO GUARANTEE OF FUTURE
     RESULTS OF THIS FUND.

     AVERAGE ANNUAL COMPOUND TOTAL RETURNS
     FOR PRIOR SERIES
     REFLECTING ALL EXPENSES. FOR PERIODS ENDED
     12/31/99.

 -------------------------------------------------------------------

 High                    3.92%     6.86%     5.82%     4.47%     8.06%     6.35%
 Average                 -3.75      4.82      5.44     -1.84      5.84      6.03
 Low                     -12.35     3.05      5.21     -9.84      3.83      5.79

 -----------------------------------------------------------

 Average
 Sales fee               2.01%     5.02%     5.77%

 -----------------------------------------------------------

NOTE: ALL RETURNS REPRESENT CHANGES IN UNIT PRICE WITH DISTRIBUTIONS REINVESTED
 INTO THE MUNICIPAL FUND INVESTMENT ACCUMULATION PROGRAM.

 8.  IS THE FUND MANAGED?

     Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.

 9.  HOW DO I BUY UNITS?

     The minimum investment is $250.

     You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

     UNIT PRICE PER 1,000 UNITS             $926.62
     (as of January 27, 2000)

     Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. Unit price also includes the estimated organization costs shown on page 13, to which no sales fee has been applied. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

     UNIT PAR VALUE                          $1.00
     Unit par value means the total amount of money
     you should generally receive on each unit by the
     termination of the Fund (other than interest and
     premium on the bonds). This total amount assumes
     that all bonds in the Fund are either paid at
     maturity or called by the issuer at par or are
     sold by the Fund at par. If you sell your units
     before the Fund terminates, you may receive more
     or less than the unit par value.

10.  HOW DO I SELL UNITS?

     You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee.
     You will not pay any other fee when you sell your units.
11.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays income twice a year.

     In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax. Your income may also be exempt from some New York state and local personal income taxes if you live in New York.
     You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $10.00 per 1,000 units. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

12.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You will receive your income in cash unless you choose to compound your income by reinvesting with no sales fee in the Municipal Fund
     Investment Accumulation Program, Inc. This program is an open-end mutual fund with a comparable investment objective. Income from this program will generally be subject to state and local income taxes. FOR MORE COMPLETE
     INFORMATION ABOUT THE PROGRAM, INCLUDING CHARGES
     AND FEES, ASK THE TRUSTEE FOR THE PROGRAM'S
     PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.
     THE TRUSTEE MUST RECEIVE YOUR WRITTEN ELECTION
     TO REINVEST AT LEAST 10 DAYS BEFORE THE RECORD
     DAY OF AN INCOME PAYMENT.

     EXCHANGE PRIVILEGES
     You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                             FOR FLORIDA RESIDENTS
--------------------------------------------------------------------------------

                                            EFFECTIVE
TAXABLE INCOME 2000*                        TAX RATE                           TAX-FREE YIELD OF
    SINGLE RETURN         JOINT RETURN          %          3%        3.5%        4%        4.5%        5%        5.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF


TAXABLE INCOME 2000*    TAX-FREE YIELD OF
    SINGLE RETURN         6%        6.5%        7%
                       IS EQUIVALENT TO A
                        TAXABLE YIELD OF

--------------------------------------------------------------------------------

  $      0- 26,250      $      0- 43,850     15.00       3.53       4.12       4.71       5.29       5.88       6.47       7.06
  $ 26,251- 63,550      $ 43,851-105,950     28.00       4.17       4.86       5.56       6.25       6.94       7.64       8.33
  $ 63,551-132,600      $105,951-161,450     31.00       4.35       5.07       5.80       6.52       7.25       7.97       8.70
  $132,601-288,350      $161,451-288,350     36.00       4.69       5.47       6.25       7.03       7.81       8.59       9.38
OVER $288,350           OVER $288,350        39.60       4.97       5.79       6.62       7.45       8.28       9.11       9.93

  $      0- 26,250       7.65       8.24
  $ 26,251- 63,550       9.03       9.72
  $ 63,551-132,600       9.42      10.14
  $132,601-288,350      10.16      10.94
OVER $288,350           10.76      11.59


                          FOR NEW YORK CITY RESIDENTS
--------------------------------------------------------------------------------

                                            COMBINED
                                            EFFECTIVE
TAXABLE INCOME 2000*                        TAX RATE                           TAX-FREE YIELD OF
    SINGLE RETURN         JOINT RETURN          %          4%        4.5%        5%        5.5%        6%        6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF


TAXABLE INCOME 2000*    TAX-FREE YIELD OF
    SINGLE RETURN         7%        7.5%        8%
                       IS EQUIVALENT TO A
                        TAXABLE YIELD OF

--------------------------------------------------------------------------------

                        $      0- 43,850     23.94       5.26       5.92       6.57       7.23       7.89       8.55       9.20
  $      0- 26,250                           23.99       5.26       5.92       6.58       7.24       7.89       8.55       9.21
  $ 26,251- 63,550      $ 43,851-105,950     35.65       6.22       6.99       7.77       8.55       9.32      10.10      10.88
  $ 63,551-132,600      $105,951-161,450     38.33       6.49       7.30       8.11       8.92       9.73      10.54      11.35
$132,601-288,350        $161,451-288,350     42.80       6.99       7.87       8.74       9.62      10.49      11.36      12.24
OVER $288,350           OVER $288,350        46.02       7.41       8.34       9.26      10.19      11.12      12.04      12.97

                         9.86      10.52
  $      0- 26,250       9.87      10.52
  $ 26,251- 63,550      11.66      12.43
  $ 63,551-132,600      12.16      12.97
$132,601-288,350        13.11      13.99
OVER $288,350           13.89      14.82


                          FOR NEW YORK STATE RESIDENTS
--------------------------------------------------------------------------------

                                            COMBINED
                                            EFFECTIVE
TAXABLE INCOME 2000*                        TAX RATE                           TAX-FREE YIELD OF
    SINGLE RETURN         JOINT RETURN          %          4%        4.5%        5%        5.5%        6%        6.5%
                                                                      IS EQUIVALENT TO A TAXABLE YIELD OF


TAXABLE INCOME 2000*    TAX-FREE YIELD OF
    SINGLE RETURN         7%        7.5%        8%
                       IS EQUIVALENT TO A
                        TAXABLE YIELD OF

--------------------------------------------------------------------------------

  $      0- 26,250      $     $0- 43,850     20.82       5.05       5.68       6.31       6.95       7.58       8.21       8.84
  $ 26,251- 63,550      $ 43,851-105,950     32.93       5.96       6.71       7.46       8.20       8.95       9.69      10.44
  $ 63,551-132,600      $105,951-161,450     35.73       6.22       7.00       7.78       8.56       9.34      10.11      10.89
  $132,601-288,350      $161,451-288,350     40.38       6.71       7.55       8.39       9.23      10.06      10.90      11.74
OVER $288,350           OVER $288,350        43.74       7.11       8.00       8.89       9.78      10.66      11.55      12.44

  $      0- 26,250       9.47      10.10
  $ 26,251- 63,550      11.18      11.93
  $ 63,551-132,600      11.67      12.45
  $132,601-288,350      12.58      13.42
OVER $288,350           13.33      14.22

To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 2000 federal and applicable State (and City) income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME TWICE A YEAR

The Fund will pay you regular income twice a year. Your income may vary because of:
  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual         Estimated
Interest Income   -   Annual Expenses
-------------------------------------
             Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
- a statement of income payments twice a year;
- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF TAX-EXEMPT INTEREST RECEIVED DURING THE YEAR.

You may request:
- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called" by the issuer before their stated maturity. For example, some bonds may be required to be called pursuant to mandatory sinking fund provisions.

Also, an issuer might call its bonds during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates.

An issuer might call its bonds in extraordinary cases, including if:
- it no longer needs the money for the original purpose;
- the project is condemned or sold;
- the project is destroyed and insurance proceeds are used to redeem the bonds;
- any related credit support expires and is not replaced; or
- interest on the bonds become taxable.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

You can always sell back your units, but we cannot assure you that a liquid trading market will always exist for the bonds in the portfolio, especially since current law may restrict the Fund from selling bonds to any Sponsor. The bonds will generally trade in the over-the-counter market. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of a portfolio, it is said to be "concentrated" in that bond type, which makes the portfolio less diversified.

Here is what you should know about New York Portfolio's concentration in lease rental bonds. Lease rental bonds are generally issued by governmental financing authorities that cannot assess a tax to cover the cost of equipment or construction of buildings that will be used by a state or local government. The risks associated with these bonds include:
  - the failure of the government to appropriate funds for the leasing rental payments to service the bonds; and
  - rental obligations, and therefore payments, may terminate in the event of damages to or destruction or condemnation of the equipment or building.

Here is what you should know about each of the Florida and New York Portfolio's concentration in hospital and health care bonds:
  - payment for these bonds depends on revenues from private third-party payors and government programs, including Medicare and Medicaid, which have generally undertaken cost containment measures to limit payments to health care providers;
  - hospitals face increasing competition resulting from hospital mergers and affiliations;
  - hospitals need to reduce costs as HMOs increase market penetration and hospital supply and drug companies raise prices; and
  - hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance.
  - many hospitals are aggressively buying physician practices and assuming risk contracts to gain market share. If revenues do not increase accordingly, this practice could reduce profits.
  - Medicare is changing its reimbursement system for nursing homes. Many nursing home providers are not sure how they will be treated. In many cases, the providers may receive lower reimbursements and these would have to cut expenses to maintain profitability.
  - most retirement/nursing home providers rely on entrance fees for operating revenues. If people live longer than expected and turnover is lower than budgeted, operating revenues would be adversely affected by less than expected entrance fees.

Here is what you should know about the Florida Portfolio's concentration in municipal water and sewer revenue bonds. The payment of interest and principal of these bonds depends on the rates the utilities may charge, the demand for their services and the cost of operating their business which includes the expense of complying with environmental and other energy and licensing laws and regulations. The operating results of utilities are particularly influenced by:
  - increases in operating and construction costs; and
  - unpredicability of future usage requirements.

STATE CONCENTRATION RISKS

FLORIDA RISKS

GENERALLY

Florida's financial condition is affected by numerous national, economic, social and environmental policies and conditions. For example:
  - south Florida is heavily involved with foreign tourism, trade and investment capital. As a result, the region is susceptible to international trade and currency imbalances and economic problems in Central and South America;
  - central and northern Florida are more vulnerable to agricultural problems, such as crop failures or severe weather conditions, especially in the citrus and sugar industries; and
  - the state as a whole is also very dependent on tourism and construction.

STATE AND LOCAL GOVERNMENT

The state of Florida and its local governments are restricted in their ability to raise taxes and incur debts. These restrictions limit their ability to generate revenue, and so could hurt their ability to pay debts.

General obligations of the state are rated Aa2 by Moody's, AA+ by Standard & Poor's and AA by Fitch.

NEW YORK RISKS

GENERALLY

For decades, New York's economy has trailed the rest of the nation. Both the state and New York City have experienced long-term structural imbalances between revenues and expenses, and have repeatedly relied substantially on non-recurring measures to achieve budget balance. The pressures that contribute to budgetary problems at both the state and local level include:

  - the high combined state and local tax burden;

  - a decline in manufacturing jobs, leading to above-average unemployment;

  - sensitivity to the financial services industry; and

  - dependence on federal aid.

STATE GOVERNMENT

The State government frequently has difficulty approving budgets on time. Budget gaps of $3 billion and $5 billion are projected for the next two years. The State's general obligation bonds are rated A+ by Standard & Poor's and A2 by Moody's. There is $37 billion of state-related debt outstanding.

NEW YORK CITY GOVERNMENT


Even though the City had budget surpluses each year from 1981, budget gaps of over $2 billion are projected for each of the 2002, 2003, and 2004 fiscal years. New York City faces fiscal pressures from:


  - aging public facilities that need repair or replacement;

  - welfare and medical costs;

  - expiring labor contracts; and

  - a high and increasing debt burden.


The City requires substantial state aid, and its fiscal strength depends heavily on the securities industry. Its general obligation bonds are rated A- by Standard & Poor's and A3 by Moody's. $31.2 billion of combined City, MAC and PBC debt is outstanding, and the City proposes $25.3 billion of financing over fiscal 1999-2003. New York City currently expects to reach its constitutional limits on debt issuance in fiscal 2003.


BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

All of the bonds are backed by insurance companies (as shown under Defined Portfolios). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated AAA by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
  - limiting real property taxes,
  - reducing tax rates,
  - imposing a flat or other form of tax, or
  - exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

As of the close of the initial offering period, the price you receive will be reduced to reflect estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining installments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge other than any remaining deferred sales charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained the secondary market continuously for over 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000 the Trustee may choose to pay you "in kind" by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.90%. You may exchange units of this Fund for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the initial date of deposit up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

Bonds also carry accrued but unpaid interest up to the initial date of deposit. To avoid having you pay this additional accrued interest (which earns no return) when you buy, the Trustee advances this amount to the Sponsors. The Trustee recovers this advance from interest received on the bonds.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Fund including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

Interest on any bonds purchased on a when-issued basis or for a delayed delivery does not begin to accrue until the bonds are delivered to the Fund. The Trustee may reduce its fee to provide you with tax-exempt income for this non-accrual period. If a bond is not delivered on time and the Trustee's annual fee and expenses do not cover the additional accrued interest, we will treat the contract to buy the bond as failed.

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Quarterly deferred sales fees you owe are paid with interest and principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributitons to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond; if a contract to buy any bond fails in the first 90 days of the Fund, we generally will deposit a replacement tax-exempt bond with a similar yield, maturity, rating and price.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as counsel for the Sponsors, has given an opinion that the units are validly issued. Special counsel located in the relevant states have given state and local tax opinions.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statements of Condition included in this prospectus.

SPONSORS

The Sponsors and their underwriting percentages are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051                                                  75.00%
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013                                                        10.00%

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048                                                         2.50%
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019                                                        12.50%
                                                                         100.00%

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Investment Trust Department, P.O. Box 974, Wall Street Division, New York, New York 10268-0974, is the Trustee.

It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the bonds shown under Defined Portfolios. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member. 14% of the bonds in the Florida Portfolio were purchased from one or more of the Sponsors.

During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc. This period is 30 days or less if all units are sold. The Sponsors may extend the initial period up to 120 days.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

In the initial offering period, the concession to dealers will be $21 per 1,000 units. We may change the concession at any time. Dealers may resell units to other dealers with a concession not in excess of the original concession to dealers.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date, we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in a Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and may be taken into account in determining your preference items for alternative minimum tax purposes. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuer (or other users of bond proceeds) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

GAIN OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount". Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment in each bond for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of "original issue discount," "acquisition premium" and "bond premium". You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

FLORIDA TAXES

In the opinion of Greenberg, Traurig, P.A., Miami, Florida, special counsel on Florida tax matters:

Under the income tax laws of the State of Florida, the Fund will not be taxed as a corporation. Florida imposes an income tax on corporations but does not impose a personal income tax. Accordingly, if you are an individual taxpayer your income from the Fund will not be subject to tax in Florida. However, if you are an entity that is normally taxed as a corporation, your income from the fund will not be exempt from tax in Florida and special rules for taxation apply depending on the type of entity. You should consult your tax adviser in this regard.

Florida also imposes a tax on intangible personal property, such as stocks, bonds, notes and units in trusts. The tax is imposed on Florida taxpayers as of January 1st of each year. Florida exempts certain types of bonds and debt obligations from this tax. Your units will be exempt from the intangible personal property tax as long as at least 90% of the Fund is invested exclusively in bonds and other debt obligations that are tax-exempt for Florida purposes.

NEW YORK TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolios, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Municipal Investment Trust Fund, Multistate Series--413, Defined Asset Funds (Florida and New York Insured Trusts) (the "Fund"):

We have audited the accompanying statements of condition and the related portfolios included in the prospectus of the Fund as of January 28, 2000. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash, securities and an irrevocable letter of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of January 28, 2000 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, NY
January 28, 2000

                 STATEMENTS OF CONDITION AS OF JANUARY 28, 2000

TRUST PROPERTY

                                                                 FLORIDA                   NEW YORK
                                                                PORTFOLIO                 PORTFOLIO
                                                           --------------------      --------------------
Investments--Bonds and Contracts to purchase Bonds(1)      $       3,226,628.85      $       4,119,992.75
Cash                                                                   7,000.00                  9,000.00
Accrued interest to initial date of deposit on underlying
  Bonds                                                               36,760.32                 60,097.16
                                                           --------------------      --------------------
    Total                                                  $       3,270,389.17      $       4,189,089.91
                                                           ====================      ====================
LIABILITIES AND INTEREST OF HOLDERS
Liabilities:
    Advance by Trustee for accrued interest(2)             $          36,760.32      $          60,097.16
    Reimbursement of Sponsors for organization
      expenses(3)                                                      7,000.00                  9,000.00
                                                           --------------------      --------------------
    Subtotal                                                          43,760.32                 69,097.16
                                                           --------------------      --------------------
Interest of Holders of units of fractional undivided
  interest outstanding
  (Florida Portfolio--3,500,000; New York
  Portfolio--4,500,000)
    Cost to investors(3)(4)(5)                                     3,265,548.85              4,169,807.75
    Organization expenses(3) and gross underwriting
      commissions(4)                                                 (38,920.00)               (49,815.00)
                                                           --------------------      --------------------

    Subtotal                                                       3,226,628.85              4,119,992.75
                                                           --------------------      --------------------

    Total                                                  $       3,270,389.17      $       4,189,089.91
                                                           ====================      ====================

------------
    (1) Aggregate cost to the Fund of the bonds listed under each portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the initial date of deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $6,860,777.27 deposited with the Trustee. The amount of the letter of credit includes $6,769,100.40 for the purchase of $7,640,000 face amount of the bonds, plus $91,676.87 for accrued interest.
    (2) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.
    (3) A portion of the Unit Price consists of cash in an amount sufficient to pay for costs incurred in establishing the Fund. These costs have been estimated at $2.00 per 1,000 Units. A distribution will be made at the close of the initial offering period to an account maintained by the Trustee from which the organizational expense obligation of the investors to the Sponsors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for this excess amount.
    (4) Assumes the maximum up-front sales fee per 1,000 units of 1.00% of the Public Offering Price. A deferred sales fee of $19.00 per 1,000 units is payable over a two-year period ($2.38 per 1,000 units quarterly in the first year and $2.37 per 1,000 units quarterly in the second year). Distributions will be made to an account maintained by the Trustee from which the deferred sales fee obligation of the investors will be satisfied. If units are redeemed prior to the end of second anniversary of the Fund, the remaining portion of the deferred sales fee applicable to such units will be transferred to the account on the redemption date.
    (5) Aggregate Unit Price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

DEFINED ASSET FUNDS--REGISTERED TRADEMARK--


HAVE QUESTIONS ?                         MUNICIPAL DEFINED FUND
Request the most                         MULTISTATE SERIES--413
recent free Information                  (A Unit Investment Trust)
Supplement that gives more               ---------------------------------------
details about the Fund,                  This Prospectus does not contain
by calling:                              complete information about the
The Bank of New York                     investment company filed with the
1-800-221-7771                           Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-92789) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                         100622--01/00
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